Intangible Assets	12 Months Ended
Dec. 31, 2022
Intangible Assets
Intangible Assets

Note 9. Intangible Assets

On May 31, 2017, the Company completed an asset purchase agreement with CorMatrix Cardiovascular, Inc. (“CorMatrix”) and acquired all CorMatrix commercial assets and related intellectual property. A substantial portion of the assets acquired consisted of intangible assets related to the acquired products and customer relationships. Management determined that the estimated acquisition-date fair values of the intangible assets related to acquired products and customer relationships were $29.3 million and $4.7 million, respectively.

The components of identified intangible assets as of December 31, 2022 and 2021 are as follows (in thousands):

	December 31, 2022			December 31, 2021
		Accumulated			Accumulated
	Cost	Amortization	Net	Cost	Amortization	Net
Acquired products	$29,317	$(16,334)	$12,983	$29,317	$(13,409)	$15,908
Customer relationships	4,723	(2,637)	2,086	4,723	(2,165)	2,558
Total	$34,040	$(18,971)	$15,069	$34,040	$(15,574)	$18,466

Acquired products and customer relationships are both amortized over a ten-year period. Amortization expense totaled approximately $3.4 million for each of the years ended December 31, 2022 and 2021, which is included in cost of goods sold in the accompanying consolidated statements of operations. Annual amortization expense is expected to be approximately $3.4 million during the years ended December 31, 2023 through 2026 and approximately $1.5 million during the year ended December 31, 2027.